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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) FEBRUARY 18, 2004

                            PSYCHEMEDICS CORPORATION
             (Exact Name of Registrant As Specified In Its Charter)

                                    DELAWARE
                 (State if Other Jurisdiction of Incorporation)

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
                1-13738                                        58-1701987
         (Commission File Number)                    (I.R.S. Employer Identification No.)

1280 MASSACHUSETTS AVE., SUITE 200, CAMBRIDGE, MA                  02138
    (Address of Principal Executive Offices)                    (Zip Code)
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                                 (617-868-7455)
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former name or former address, if changed since last report)
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ITEM 7.  FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS.


         (c)      Exhibits

         The following exhibits are filed herewith:

         99.1     Press Release dated February 18, 2004.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On February 18, 2004, Psychemedics Corporation issued a press release announcing preliminary results for the quarter and year ended December 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

         LIMITATION ON INCORPORATION BY REFERENCE. The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

         CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS. Except for historical information contained in the press release attached as an exhibit hereto, the press release contains forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the press release regarding these forward-looking statements.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     PSYCHEMEDICS CORPORATION

Dated: February 18, 2004


                                     By:  /s/ Peter C. Monson
                                         -----------------------------------
                                         Peter C. Monson, Vice President and
                                         Chief Financial Officer
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                                  EXHIBIT INDEX

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EXHIBIT
NUMBER         DESCRIPTION

99.1           Press release dated February 18, 2004 of Psychemedics Corporation announcing its financial results for the fourth quarter and year ended
               December 31, 2003.
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